UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2026
RHYTHM PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38223	46-2159271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
222 Berkeley Street
12th Floor
Boston, MA 02116
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (857) 264-4280
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RYTM	The Nasdaq Stock Market LLC (Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 24, 2026, Rhythm Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the close of business on the April 27, 2026 record date (the “Record Date”) for the Annual Meeting, there were (i) 68,530,107 shares of the Company’s common stock outstanding, of which each share of common stock was entitled to one vote; and (ii) 115,000 shares of the Company’s Series A convertible preferred stock (“Convertible Preferred Stock”) outstanding, of which 55,000 shares were entitled to vote, each share of Convertible Preferred Stock being entitled to a number of votes equal to 20.8333 shares of common stock per $1,000 liquidation preference of Series A convertible preferred stock (or 1,145,831 total votes). As a result, there were a total of 69,675,938 eligible votes as of the record date. A total of 64,146,146 votes were present online or represented by proxy at the Annual Meeting, representing approximately 92% of the total eligible votes as of the Record Date. The following are the voting results for the proposals considered and voted upon at the meeting, all of which were described in the Definitive Proxy Statement.
Item 1 - Election of two Class III Directors to serve until the 2029 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
David W. J. McGirr	53,167,971	8,704,527	2,273,648
David P. Meeker, MD	59,961,848	1,910,650	2,273,648
Item 2 - Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
63,924,852	197,701	23,593	0
Item 3 - Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
50,368,659	11,467,157	36,682	2,273,648
Based on the foregoing votes, David W. J. McGirr and David P. Meeker, MD were elected as Class III Directors, and Items 2 and 3 were approved.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RHYTHM PHARMACEUTICALS, INC.

Date: June 25, 2026	By:	/s/ Hunter Smith
Hunter Smith
Chief Financial Officer